BlackRock Funds III

BlackRock Diversified Fixed Income Fund

(the “Fund”)

Supplement dated October 1, 2024 to the Prospectuses (each, a “Prospectus”) and Statement of Additional Information (the “SAI”) of the Fund

Effective immediately, each Prospectus is amended as follows:

The following disclosure replaces the subsection of the Institutional Shares Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Buy Shares—Add to Your Investment—Have your Financial Intermediary submit your purchase order for additional shares”:

To purchase additional shares you may contact your Financial Intermediary.

The subsections of the Prospectuses entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Buy Shares—Add to Your Investment—Or contact BlackRock (for accounts held directly with BlackRock)—Purchase by Internet” and “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Selling shares held directly with BlackRock—Redeem by Internet” are hereby deleted in its entirety.

The subsection of the SAI entitled “Redemption of Shares—Redemption—Redeem by Internet” is hereby deleted in its entirety.

Shareholders should retain this Supplement for future reference.

PRSAI-DFI-1024SUP